[Amoco logo]                      Jobber Number
Petroleum Products                80001339
Marketing                         ----------------------------------------

                                  BRANDED JOBBER CONTRACT
                                  Form 26-930-GD (3-98) E


                                  ----------------------------------------
                                  (State "Trial Franchise," if applicable)




This branded jobber contract("Contract"),dated 12/15/78 is by and between Amoco Oil Company ("Amoco"), a Maryland corporation with a principal office located

at             5001 W. 80TH STREET, SUITE 801, MINNEPOLIS, MN 55437
  ---------------------------------------------------------------------------
    (State complete Amoco address including street address, city and zip code)


and                FARSTAD OIL CO INC                       ("Jobber")
    --------------------------------------------------------
            (State exact legal name of Jobber)


a                 CORPORATION              with its principal offices located at
  -----------------------------------------
 (Slate type of legal entity: sole proprietorship, partnership or corporation)


                     100 NE 27TH STREET, MINOT, ND 58701-1842
--------------------------------------------------------------------------------
 (State complete address of Jobber's principal office including street address, city and zip code. A post office box is NOT sufficient.)


Now, Therefore, Amoco and Jobber, intending to be legally bound, agree to the following:

1. TERM. The term covered by this Contract shall be for a period beginning on JANUARY 1 1999 and ending on DECEMBER 31 2001, unless terminated earlier by law or by the terms of this contract or unless extended by Amoco upon written notice, subject to Jobber's rights under Schedule A.

2. PRODUCTS AND QUANTITIES (SCHEDULE A). Amoco agrees to sell and Jobber agrees to purchase and receive Amoco's currently offered and available branded petroleum products ("Products"), as determined and designated by Amoco in its sole discretion and as more fully and specifically set forth in Schedule A, a copy of which is attached to and incorporated in this Contract. Jobber agrees to purchase these Products in the quantities set forth in Schedule A, as amended from time to time.

3.  PURCHASE AND SALE OF PRODUCTS.

     (a) PRICES. The price per gallon which Jobber shall pay for each Product sold under this Contract shall be Amoco's Jobber Buying Price, as recorded at the applicable Amoco regional office, business unit office or such other office as Amoco may designate from time to time, in effect on the date of sale from the respective Amoco terminal(s) assigned to Jobber ("Jobber's Assigned Terminal's)"). Jobber's Assigned Terminal(s) shall be determined and designated by Amoco in its sole discretion and set forth in Schedule A, as amended from time to time.

     (b) TITLE AND RISK OF LOSS. Title and risk of loss to all Products sold to Jobber under this Contract shall pass to Jobber f.o.b. Jobber's Assigned Terminal(s).

4.  PAYMENT TERMS.

     (a) CREDIT. Nothing in this Contract shall be construed as obligating Amoco to extend credit to Jobber. In the event Amoco does extend credit to Jobber, such extension of credit shall be subject to the following requirements, including but not limited to: paying for all Product purchases by electronic funds transfer ("EFT"); submitting an annual financial statement; and executing an unlimited personal guaranty. Jobber shall also provide Amoco with a letter of credit or other form of security, upon Amoco's request. Amoco reserves the right to change its credit terms at any time either for the class of trade generally or for Jobber individually. In no instance shall the terms of any sale discounts apply to taxes, inspection fees and the like. One or more incidents of failure by Jobber to make payment according to established credit terms, including checks or EFTs which are dishonored for nonsufficient or uncollected funds, or failure to supply financial information or documentation as required, shall entitle Amoco to suspend deliveries, impose C.O.D. terms, and/or terminate this Contract, in addition to exercising any other rights Amoco may have under this Contract or at law.

     (b) FINANCE AND SERVICE CHARGES. Amoco shall, at its election, assess finance charges on all amounts not paid by Jobber on the net due date. Finance charges shall be assessed at the monthly periodic rate established by Amoco for Jobber's class of trade and the respective Product. Amoco shall impose a service charge for each check and/or EFT which is dishonored for nonsufficient or uncollected funds, whether or not subsequently paid by Jobber.

5.  AMOCO'S TRADEMARKS.

     (a) USE OF MARKS GENERALLY. Jobber shall be permitted to use, and shall be permitted to allow the reseller/dealer-customers it supplies with Products purchased under this Contract ("Jobber-Dealers") to use, on a limited and non-exclusive basis, Amoco's trademarks, service marks, companion marks, trade names, brand names, trade dress symbols, logos, color schemes, design schemes, insignia, image standards and the like ("Marks") in connection with the advertising, distribution and/or resale of the Products authorized by, supplied by and/or purchased from Amoco under this Contract.

     (b) USE OF MARKS GOVERNED BY THIS CONTRACT AND RELATED AGREEMENTS. The permission to use Amoco's Marks shall be governed by the terms and conditions of this Contract and all related contracts, including all schedules, appendices and amendments attached to and incorporated in those agreements. In addition, Amoco's Marks shall only be used in accordance with the guidelines, policies, procedures, requirements, specifications and standards issued by Amoco, as amended from time to time, including but not limited to Amoco's Policy for Proper Handling of Amoco-branded Motor Fuels by Amoco Jobbers.

     (c) USE OF MARKS ON SIGNAGE. Jobber shall be permitted to acquire and display approved signage bearing Amoco's Marks, in connection with the advertising, distribution and/or resale of Products under this Contract, on a retail site specific basis. Under no circumstances will Jobber be allowed to relocate signage bearing Amoco's Marks to another retail site without Amoco's consent. Jobber shall provide Amoco with a list of all signage bearing Amoco's Marks in Jobber's possession and/or control and the location of said signage, upon Amoco's request. In addition to the terms and conditions of this Contract, the use of Amoco's Marks on all signage and the use of that signage generally shall be governed by a Trademark Agreement (Jobber) (form 26-950-TA), a copy of which is attached to and incorporated in this Contract.

     (d) USE OF MARKS IN CONJUNCTION WITH THE SALE OF REPRESENTATIVE AMOUNTS OF CERTAIN PRODUCTS. At all times and at each retail site, including Jobber-Dealer sites, Jobber shall offer for sale, or cause to be offered for sale, representative amounts of each grade of Amoco-branded gasoline, currently offered to Jobber, necessary to satisfy public demand ("Representative Amounts"). If Jobber ceases to offer or make available one or more of these gasolines in the required Representative Amounts at a retail site supplied by Jobber, Jobber shall cease using or displaying, or cause its Jobber-Dealer to cease using or displaying, Amoco's Marks at that site.

     (e) USE OF MARKS IN CONJUNCTION WITH AMOCO'S IMAGE PROGRAMS AND STANDARDS. At each retail site, including Jobber-Dealer sites, Jobber shall comply with, and ensure that all of its Jobber-Dealers comply with, Amoco's image programs and standards, as amended from time to time. If a retail site fails to conform to Amoco's image standards, Amoco may revoke its approval to identify the retail site as provided in paragraph 6(b) below in which case Jobber shall cease using or displaying, or cause its Jobber-Dealer to cease using or displaying, Amoco's Marks at that site.

     (f) USE OF TORCH AND OVAL IN CONJUNCTION WITH JOBBER'S NAME. Jobber shall be permitted to display the Amoco (or, if applicable, Standard) torch and oval trademark ("T&O") in conjunction with Jobber's name on equipment and materials directly related to the advertising, distribution and/or resale of Products under this Contract. The words "Products Jobber" or "Products Distributor" must, however, appear adjacent to the T&O so as to read: [T&O] Products Jobber or [T&O] Products Distributor. Amoco shall have the right to approve such use of the T&O in advance or to revoke its approval at any time and for any reason.

     (g) MISUSE OF MARKS WITH JOBBER'S NAME. Jobber shall not use any of Amoco's Marks as part of Jobber's corporate name or as part of Jobber's own trademarks. If Jobber has incorporated using any of Amoco's Marks, it shall be required to amend its articles of incorporation so as to delete Amoco's Marks from its corporate name.

     (h) MISUSE OF MARKS IN CONNECTION WITH CERTAIN SALES. Jobber shall not use any of Amoco's Marks in connection with the advertising, distribution and/or resale of: (1) any dilution or adulteration of a Product authorized by, supplied by and/or purchased from Amoco; (2) any mixture or blend of Products authorized by, supplied by and/or purchased from Amoco, without Amoco's prior written consent (which consent may be revoked at any time and for any reason); (3) any Product authorized by, supplied by and/or purchased from Amoco but sold under an incorrect or inappropriate Amoco Mark or sold through unapproved or disapproved packages, containers or equipment; or (4) any product not authorized by, supplied by and/or purchased from Amoco.

     (i) AMOCO'S RIGHT TO AUDIT. As part of Amoco's compliance program(s), Jobber agrees and acknowledges that Amoco shall have the right, at all times, to audit records in the possession or control of Jobber or its Jobber-Dealers and the right, at all times, to inspect and sample all Products in the possession or control of Jobber and/or its Jobber-Dealers. Jobber shall cooperate fully and completely throughout the audit and inspection processes, and ensure that its Jobber-Dealers cooperate fully and completely also.

     (j) DISCONTINUED USE OF MARKS UPON EXPIRATION OR TERMINATION OF THIS CONTRACT. Upon the expiration or termination of this Contract, for any reason, Jobber shall immediately cease using or displaying, and cause its Jobber-Dealers to cease using or displaying, Amoco's Marks and shall dispose of all signage in accordance with the Trademark Agreement. All remaining evidence of Amoco's Marks shall be immediately obliterated by Jobber. If Jobber does not immediately cease using or displaying, and cause its Jobber-Dealers to cease using or displaying, Amoco's Marks, Amoco shall have the irrevocable right to use any means necessary to remove, cover or obliterate the Marks, including entering upon the relevant premises or filing a legal action, with Jobber's full and complete cooperation and at Jobber's expense.


Page 2 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co Inc

6.  SITE APPROVAL.

     (a) USE OF AMOCO'S MARKS AT EACH RETAIL SITE. It is and shall be a condition of the right to use Amoco's Marks that Jobber must first obtain Amoco's prior written consent for each and every retail site which Jobber intends to identify, or causes to identify, with Amoco's Marks, including Jobber-Dealer sites. This approval shall be within Amoco's sole discretion and shall be based, among other things, upon the appearance, location and mode of operation of the site. Amoco also expressly reserves the right to determine the appropriate geographic density of all sites identified and/or to be identified with Amoco's Marks. Amoco's right of approval shall apply to all requests to identify regardless of the site's intended location within or outside Jobber's Schedule B area of primary marketing responsibility ("Schedule B area"). In order to obtain Amoco's approval to identify a retail site outside Jobber's Schedule B area, it shall be a further requirement that Jobber has used and/or is using its best efforts to develop Jobber's Schedule B area as provided in paragraph 8(a) below.

     (b) SITE APPROVAL REVOKED. Amoco shall have the right, in its sole discretion, to revoke its approval to identify any retail site if the site fails to conform to the terms or conditions of this Contract or Amoco's policies or to any relevant law or regulation. If Amoco revokes its approval, Jobber shall immediately cease using or displaying, or cause to cease using or displaying, Amoco's Marks at that location.

     (c) JOBBER'S RIGHT TO SUPPLY DISAPPROVED OR REVOKED SITES. Nothing in this Contract shall prevent Jobber from supplying a disapproved retail site or a retail site at which Amoco's approval has been revoked provided that Jobber does not permit Amoco's Marks to be displayed at that location.

     (d) AMOCO'S RIGHT TO HAVE SIGNAGE REMOVED. Amoco shall have the right to cause any and all signage bearing Amoco's Marks to be removed, or to cause Amoco's Marks on said signage to be removed, covered or obliterated, from any disapproved retail site or from any retail site at which Amoco's approval has been revoked. If Jobber does not immediately cease using or displaying, or cause its Jobber-Dealer to cease using or displaying, Amoco's Marks after Amoco's request to do so, Amoco shall have the irrevocable right to use any means necessary to remove, cover or obliterate the Marks, including entering upon the relevant premises or filing a legal action, with Jobber's complete cooperation and at Jobber's expense.

     (e) JOBBER TO PROVIDE LIST OF ALL APPROVED SITES. Jobber shall provide Amoco with a list, upon Amoco's request, which shall indicate all retail sites supplied by and/or operated by Jobber which are identified with Amoco's Marks.

7. AMOCO'S DIRECTLY-SUPPLIED RESELLER/DEALER RETAIL SITES. Jobber shall not sell Products covered by this Contract to any retail site which is directly-supplied by Amoco or which is designated by Amoco as a directly-supplied site.

8.  AREA OF PRIMARY MARKETING RESPONSIBILITY (SCHEDULE B).

     (a) JOBBER TO USE BEST EFFORTS TO MARKET IN THE SCHEDULE B AREA. Jobber shall use its best efforts to market the Products covered by this Contract and develop its Schedule B area, as determined and designated by Amoco in its sole discretion and as more fully and specifically set forth in Schedule B, a copy of which is attached to and incorporated in this Contract.

     (b) SCHEDULE B AREA NOT EXCLUSIVE. Subject to Amoco's site approval and direct supply rights as provided above in paragraphs 6 and 7 respectively, nothing shall prevent Jobber from selling or soliciting the sale of the Products covered by this Contract outside its Schedule B area or confer upon Jobber exclusive marketing and/or trademark rights within such area. Amoco shall, at all times and for any reason, maintain its sole and unlimited right to make other provisions for the marketing of its Products under any of its Marks within Jobber's Schedule B area including, but not limited to, establishing its own directly-operated retail sites, establishing its own directly-supplied reseller/dealer retail sites, and/or approving retail sites to be operated or supplied by other jobbers.

9.  ADDITIONAL JOBBER RESPONSIBILITIES.

     (a) BULK PLANTS. Jobber shall operate, where necessary, one or more bulk storage plants so as to efficiently perform its supply and distribution functions under this Contract.

     (b) TRANSPORT AND TANK TRUCKS. Jobber shall operate or cause to operate, where necessary, a sufficient number of transport and/or tank trucks so as to efficiently perform its delivery functions under this Contract.

     (c) DELIVERIES FOR AMOCO. From time to time, Amoco may request that Jobber make deliveries, from Jobber's inventories of Products purchased under this Contract, to other Amoco customers. If Jobber elects to make any such deliveries, Amoco shall pay Jobber a mutually agreed upon handling fee. Jobber shall invoice Amoco for the quantities of product delivered, at Amoco's price for the respective Product applicable to Jobber and in effect on the date Jobber makes delivery, plus the handling fee.


Page 3 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co  Inc

10. JOBBER AS INDEPENDENT BUSINESS/SALE OF COMPETITIVE PRODUCTS.

     (a) INDEPENDENT BUSINESS. Amoco and Jobber are and shall remain separate and independent businesses. None of the provisions of this Contract are intended to provide Amoco with any management direction or control over the Jobber's business or business operations. Likewise, Jobber shall not place or allow the placement of any signage upon or near any premises owned, operated or supplied by Jobber which might indicate that Amoco is the owner or operator of the business conducted by Jobber.

     (b) SALE OF COMPETITIVE PRODUCTS. Nothing in this Contract shall prevent Jobber from purchasing and reselling the Products of Amoco's competitors. In the event that Jobber does purchase and resell competitive-brand Products, it shall comply with the applicable terms and conditions of this Contract and all applicable guidelines, policies, procedures, requirements, specifications and standards issued by Amoco, as amended from time to time, including Amoco's Policy and Dealer and Jobber Guidelines for Proper Handling of Non-Amoco Motor Fuels.

11. JOBBER-DEALERS.

     (a) ACTS AND OMISSIONS OF JOBBER-DEALERS IMPUTED TO JOBBER. Jobber shall inform those Jobber-Dealers permitted to use Amoco's Marks of the specific terms and conditions of this Contract and all related contracts, including all schedules, appendices and amendments attached to and incorporated in those agreements which pertain to the use of Amoco's Marks and related matters. In addition, Jobber shall inform those Jobber-Dealers of the specific guidelines, policies, procedures, requirements, specifications and standards periodically issued by Amoco, as amended from time to time, which pertain to the use of Amoco's Marks and related matters. Notwithstanding the Jobber's best efforts to ensure its Jobber-Dealers' compliance, and regardless of any contractual relationship between Jobber and its Jobber-Dealer, any act or omission by a Jobber-Dealer that, if committed or omitted by Jobber would place Jobber in violation of this Contract or related contracts, shall be imputed to Jobber and may cause Amoco, at its sole discretion, to take appropriate action against Jobber up to and including the termination of this Contract.

     (b) ACTIONS AGAINST JOBBER-DEALERS. Nothing in this Contract shall prevent or preclude Amoco from exercising any legal or equitable rights against a Jobber-Dealer directly, separate and apart from any actions taken against Jobber.

12.  RIGHT OF FIRST REFUSAL AND RIGHT TO PURCHASE JOBBER'S AMOCO-BRANDED ASSETS.

     (a) AMOCO'S RIGHT OF FIRST REFUSAL. Jobber shall not sell, lease or otherwise transfer the assets in its possession or control, or portions thereof, which are related to this Contract and which, at any time during the franchise relationship, have been identified with or by Amoco's Marks including but not limited to Jobber-owned retail sites; bulk plant and terminal facilities; transport and tank trucks; and all related real and personal property, contract rights, or good will ("Jobber's Amoco-Branded Assets") without first giving Amoco a right to purchase or otherwise acquire the assets for consideration consisting solely of cash, or cash and notes, upon the same terms and conditions as set forth in a bona fide, arms' length agreement executed by and between Jobber and a third-party purchaser ("Right of First Refusal").

     (b) AMOCO'S RIGHT OF FIRST REFUSAL/INFORMATION JOBBER MUST PROVIDE. Pursuant to paragraph 12(a) above, Jobber agrees to promptly submit to Amoco complete and fully executed copies of all contract documents which comprise the proposed agreement and any additional information, facts and data required by Amoco: (1) to evaluate the bona fide nature of the agreement and, (2) should the proposed agreement include Jobber's request to assign the Contract, to evaluate the third-party purchaser's qualifications to be an Amoco jobber. Amoco shall thereafter have sixty (60) days within which to exercise its Right of First Refusal, by written notice to Jobber. Closing shall be held at a time and place agreeable to Amoco and Jobber, but no later than sixty (60) days after Amoco elects to exercise its Right of First Refusal. Jobber shall convey all real property with good and marketable title and all other property in contractual form(s) acceptable to Amoco, subject only to such liens and encumbrances which were acceptable to the third-party purchaser.

     (c) EXCEPTION TO AMOCO'S RIGHT OF FIRST REFUSAL. Notwithstanding paragraph 12(a) above, Jobber shall be permitted to sell, lease or otherwise transfer Jobber's Amoco-Branded Assets to: (1) a spouse, child, stepchild, parent, brother or sister ("Immediate Family Member"), if Jobber is a sole proprietorship; (2) an Immediate Family Member of a partner's immediate family, if Jobber is a partnership; or (3) an Immediate Family Member of a stockholder's immediate family, if Jobber is a corporation, without providing Amoco with a Right of First Refusal; provided, however, that each Immediate Family Member who receives assets hereunder, is at least twenty-one (21) years of age with at least one (1) year of active management experience in Jobber's business and, provided further, that no agreement executed in accordance with this paragraph 12(c) shall operate as a mere means or device to transfer control or ownership of the assets to a non-Immediate Family Member without providing Amoco with its Right of First Refusal.

     (d) AMOCO'S RIGHT TO PURCHASE IF JOBBER IS A CORPORATION OR PARTNERSHIP. If Jobber is a corporation, any sale, conveyance, alienation, transfer or other change of legal or beneficial interest in, or legal or beneficial title to, more than fifty percent (50%) of its voting stock, or, if Jobber is a partnership, any sale, conveyance, transfer or other change of partnership interest resulting in a change in control of the partnership, at any time during the franchise relationship, either voluntarily or involuntarily, by operation of law, by merger or by or through any other type of proceedings: (1) shall trigger Amoco's right to purchase the entirety of Jobbers Amoco-Branded Assets for a cash price equal to the fair market value of those assets ("Right to Purchase"), as determined by the average of three independent appraisals made pursuant to paragraph 12(e) below, and (2) shall be considered a request to assign the Contract.


Page 4 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co  Inc

     (e) AMOCO'S RIGHT TO PURCHASE/AMOCO'S ELECTION TO APPRAISE/INFORMATION CORPORATION OR PARTNERSHIP MUST PROVIDE. Pursuant to paragraph 12 (d) above, Jobber shall promptly provide Amoco with written notice of a change in stock ownership or partnership control, whichever the case may be. Amoco shall thereafter have sixty (60) days within which to exercise its Right to Purchase, by written notice to Jobber. Upon Amoco's written request, made no later than ten (10) days after the commencement of this sixty (60) day exercise period, three independent Appraisal Institute MAI - designated ("MAI") appraisers (one chosen by Amoco within ten (10) days of the commencement of the exercise period, one chosen by Jobber within twenty (20) days of said commencement and one chosen by the other two MAI appraisers within thirty (30) days of said commencement) shall appraise the entirety of Jobber's Amoco-Branded Assets. Each appraiser shall provide Amoco with a written appraisal within ten (10) days of being chosen and the average of these appraisals shall be the price Amoco shall pay, should Amoco elect to purchase. Jobber shall cooperate fully and completely with Amoco and provide any information, facts and data required by Amoco and/or the appraisers to evaluate and appraise Jobber's Amoco-Branded Assets. Amoco and Jobber shall each pay for their own appraiser and shall each pay one-half (1/2) of the third appraiser's fee. Closing shall be in accordance with paragraph 12(b) above.

     (f) EXCEPTION TO AMOCO'S RIGHT TO PURCHASE. Notwithstanding paragraph 12(d) above, Jobber shall be permitted to: (1) effect a sale, conveyance, alienation, transfer or other change of legal or beneficial interest in, or legal or beneficial title to, more than fifty percent (50%) of its voting stock to an Immediate Family Member of a stockholder's immediate family, if Jobber is a corporation, or (2) effect a sale, conveyance, transfer or other change of partnership interest resulting in a change in control of the partnership to an Immediate Family Member of a partner's immediate family, if Jobber is a partnership, without triggering Amoco's Right to Purchase; provided, however, that each Immediate Family Member who receives stock or a partnership interest, whichever the case may be, is at least twenty-one (21) years of age with at least one (1) year of active management experience in Jobber's business and, provided further, that no transaction executed in accordance with this paragraph 12(f) shall operate as a mere means or device to transfer control or ownership of the assets to a non-Immediate Family Member without providing Amoco with its Right to Purchase.

     (g) AMOCO'S RIGHT TO VERIFY JOBBER'S CORPORATE OR PARTNERSHIP INTEREST. From time to time, Amoco may request and Jobber shall provide a confirmation of all shareholder interest (legal and beneficial) or partnership interest, whichever the case may be, on a form acceptable to and/or provided by Amoco. Such confirmation shall include the names of all shareholders or partners, whichever the case may be.

     (h) STATUS OF CONTRACT AFTER SALE OF JOBBER'S AMOCO-BRANDED ASSETS. In the event of any sale of Jobber's Amoco-Branded Assets, this Contract shall continue in full force and effect unless terminated by Amoco, upon written notice, or unless assigned by Jobber, upon Amoco's written consent. Amoco's decision not to exercise its Right of First Refusal or its Right to Purchase in accordance with this paragraph 12 shall not prevent Amoco from withholding its consent to assign this Contract to any third-party purchase. Likewise, any sale of Jobber's Amoco-Branded Assets to an Immediate Family Member in accordance with paragraph 12(c) above shall not prevent Amoco from withholding its consent to assign this Contract to said Immediate Family Member.

     (i) AMOCO MAY ASSIGN ITS RIGHT OF FIRST REFUSAL AND/OR ITS RIGHT TO PURCHASE. Amoco shall have the right to assign its Right of First Refusal and/or its Right to Purchase to a third-party purchaser of its choosing.

13. ASSIGNMENT.

     (a) JOBBER'S PRIOR WRITTEN REQUEST AND AMOCO'S WRITTEN CONSENT REQUIRED. Jobber acknowledges and understands that the current ownership and control of Jobber is a material element in Amoco's willingness to enter into this Contract. Jobber, therefore, agrees that it shall not assign or transfer its interest in this Contract, or any franchise relationship attendant thereto, without a prior written request and without Amoco's corresponding written consent; provided, however, that Amoco shall not unreasonably withhold its consent, and further provided, that in giving its consent to any assignment, whether voluntarily or by operation of law, Amoco may, at its election, condition the consent upon: (1) the agreement of the proposed assignee or transferee to enter into a trial franchise;(2) the agreement of the Jobber to simultaneously enter into a mutual cancellation of this Contract and related contracts; and (3) the satisfaction of all indebtedness owed by Jobber to Amoco.

     (b) AMOCO MAY WITHHOLD CONSENT. Refusal of the proposed assignee or transferee to enter into a trial franchise and/or the Jobber to enter into a mutual cancellation shall be adequate reason for Amoco to withhold its consent to the assignment. In addition, nothing stated in this paragraph 13 shall limit Amoco's right to withhold its consent to any assignment proposed by Jobber or limit Amoco's right to impose other or additional conditions on its consent.

     (c) EFFECT OF ASSIGNMENT WITHOUT AMOCO'S CONSENT. Jobber agrees and acknowledges that any attempted or purported assignment or transfer of this Contract without Amoco's knowledge and/or Amoco's prior written consent may result in the termination of this Contract and the non-renewal of any franchise relationship.


Page 5 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co  Inc

14. INDEMNITY. Jobber shall, to the fullest extent permitted by law, indemnify, defend and hold Amoco, including but not limited to Amoco's parent, affiliates and all officers, directors, shareholders, employees and agents of Amoco, its parent and affiliates, harmless from and against any and all losses, suits, claims, demands, causes of action, liabilities, fines, penalties, costs or expenses (including reasonable attorney's fees and all other costs of defense) of whatever kind or nature, directly or indirectly arising in whole or in part out of; (a) any default or breach by Jobber of any obligation contained in this Contract or any other agreement with Amoco; (b) the receipt, shipment, delivery, storage, handling, use, sale, dispensing, labeling, invoicing, advertising or promoting of the Products by Jobber; (c) the use of any Amoco property (real or personal) by Jobber or its Jobber-Dealers; (d) any allegation of agency or other alleged legal relationship by which Amoco is being held or might be held responsible for the acts or omissions of Jobber or its Jobber-Dealers; (e) the use of Amoco's Marks by Jobber or its Jobber-Dealers, including the use of said Marks on signage and in the advertising or promoting of Products sold or services rendered by Jobber or its Jobber-Dealers; (f) the violation of any federal, state or local law, rule, regulation, court order or government directive by Jobber, its Jobber-Dealers or its other customers; (g) all taxes incurred and owed by Jobber or its Jobber-Dealers of whatever kind and nature;
(h) or any other act or omission of Jobber, its Jobber-Dealers, or its other customers, or their agents, employees, contractors, invitees, licensees, customers or business associates, regardless if caused by the joint, concurrent, or contributory fault or negligence of Amoco, except that Jobber shall assume no liability for the sole acts, omissions, negligence or fault of Amoco.

15. INSURANCE.

     (a) TYPES OF COVERAGE REQUIRED. Jobber shall obtain and maintain, at its sole cost and expense, primary insurance coverage through an insurer and in a form acceptable to Amoco as follows: (1) Comprehensive/commercial general liability insurance of not less than One Million Dollars ($1,000,000) combined single limit, including coverage for contractual liability, bodily injury, property damage, fire liability, premises and operations liability, products completed operations hazard liability, independent contractor's liability, garage keeper's liability, medical expense liability, liquor liability and personal and advertising injury; (2) Worker's compensation and employer's liability insurance, as required by law, but in no event less than One Million Dollars ($1,000,000) combined single limit; (3) Business automobile liability insurance, including coverage on all vehicles owned, hired or used in the performance of this Contract, of not less than One Million Dollars ($1,000,000) combined single limit.

     (b) REQUIREMENTS FOR EACH TYPE OF COVERAGE. All insurance policies required under this Contract shall: (1) name Amoco as an additional insured; (2) include an endorsement containing an express waiver of any right of subrogation or other recovery, by Jobber or any insurance company, against Amoco; (3) include an endorsement stipulating that Jobber's insurance policies are primary to, not contributory with and not excess to any other policies or self-insurance; (4) provide that no policy shall be materially changed, amended or cancelled except after thirty
         (30) days' written notice to Amoco; and (5) provide that Jobber shall be solely responsible for the payment of any premium or assessment, with no recourse against Amoco.

     (c) PROOF OF COVERAGE REQUIRED. Each time Jobber renews the insurance coverage required under this Contract, but no less than annually, and at any time requested by Amoco, Jobber shall provide such proof of coverage as Amoco, in its sole discretion, determines is necessary for verification purposes including, but not limited to certificates of insurance or copies of the polices themselves. If Jobber fails to provide acceptable proof of insurance, as determined by Amoco, then Amoco may, at its option and in addition to all other remedies available to it under this Contract or at law, after ten (10) days notice to Jobber, obtain coverage to protect Amoco's interests only and charge the cost of such coverage to Jobber.

     (d) ENVIRONMENTAL COVERAGE. If required by any applicable law, Jobber must obtain environmental impairment coverage in the amount and of the type required by such law.


     (e) INDEMNITY NOT LIMITED BY INSURANCE. The existence or non-existence of any insurance as required by this Contract shall not limit the Jobber's indemnity or other obligations under this Contract.

16.  TERMINATION AND NON-RENEWAL.

     (a) AMOCO'S BREACH. Jobber may terminate this Contract if Amoco fails to comply with any material provision of this Contract, upon ninety (90) days prior written notice; provided, however, that Jobber shall provide Amoco with a reasonable opportunity to exert good faith efforts to carry out such provision.

     (b) JOBBER'S BREACH/PMPA. Amoco may terminate this Contract and non-renew any franchise relationship in accordance with Title I of the Petroleum Marketing Practices Act ("PMPA"), 15 US.C. 2801 et seq., as amended, and/or other applicable federal, state and/or local laws of the same nature and effect. Amoco expressly reserves all of its respective rights under the PMPA and Jobber acknowledges and agrees that no omission by Amoco of any specific reference to any specific PMPA right shall constitute a waiver of that right. In addition, Jobber agrees and acknowledges that Amoco's rights and remedies under the PMPA shall be without prejudice to all other rights and remedies available to Amoco at law or in equity.


Page 6 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co  Inc

     (c) PROCEDURES FOR TERMINATION AND NON-RENEWAL BY AMOCO. If Jobber fails to comply with any of the terms and conditions of this Contract and/or related contracts, including all schedules, appendices, and amendments attached to and incorporated in those agreements, or if any other ground for termination and/or non-renewal shall present itself, Amoco shall, at its election, terminate this Contract and/or non-renew any franchise relationship upon ninety (90) days written notice (or upon less than ninety (90) days notice as may be reasonable under a particular circumstance). In the case of a market withdrawal, as defined in the PMPA, Amoco shall terminate this Contract and/or non-renew any franchise relationship upon 180 days written notice.

     (d) PHYSICAL OR MENTAL INCAPACITY AND DEATH. For purposes of emphasis and elaboration, but without limitation, it is acknowledged and agreed by and between Amoco and Jobber that the following shall constitute grounds for termination of this Contract and non-renewal of any franchise relationship, subject to the applicable provisions of any relevant state law: death or continuous, severe physical or mental disability (of at least three months duration) (1) of the owner of the business, if Jobber is a sole proprietorship; or (2) of one of the partners, if Jobber is a partnership; or (3) of the beneficial owner(s) of more than fifty percent (50%) of Jobber's voting stock if Jobber is a corporation unless the death or other incapacity of said beneficial owner(s) results in the contemporaneous transfer of more than fifty percent (50%) of said voting stock to an Immediate Family Member at least twenty-one (21) years of age with at least one (1) year of active management experience in the Jobber's business.

     (e) FAILURE TO PURCHASE PRODUCT QUANTITIES. For purposes of emphasis and elaboration but without limitation, it is acknowledged and agreed by and between Amoco and Jobber that the following shall constitute grounds for termination of this Contract and non-renewal of any franchise relationship: failure of Jobber to purchase the applicable stated quantity of any Product during any 12-month period, or portion thereof, as set forth in Schedule A.

     (f) AMOCO'S EQUITABLE REMEDIES. Jobber agrees that money damages may not be a sufficient remedy for its breach of this Contract and that, therefore, in addition to all remedies available at law, Amoco shall be entitled to specific performance, injunctive relief, declaratory judgment and/or other equitable remedies, as appropriate. Jobber agrees to waive any requirement for the posting of any bond in connection with Amoco's effort to seek an equitable remedy.

17.  DELIVERIES.

     (a) AMOCO'S RIGHT TO LIMIT MONTHLY DELIVERY QUANTITIES. Unless otherwise specified in the schedules, appendices or amendments to this Contract, deliveries of each Product hereunder shall be in relatively equal monthly quantities, subject to weekly or daily prorating. Amoco shall not be obligated to deliver to Jobber in any given month more than an amount equal to one-twelfth (1/12) of the respective 12-month quantity for each such Product as set forth on Schedule A. Should Jobber at any time or for any month order in quantities less than such prorated amount, Amoco shall not be obligated to deliver the deficiency at any time Should Jobber at any time or for any month require more than said prorated amount, Amoco shall have the right, at its option, to supply such excess requirement, but if Amoco supplies same it shall not be obligated to do so again in the future.

     (b) AMOCO'S RIGHT TO SPECIFY MINIMUM DELIVERY QUANTITIES. Amoco shall have the right to specify minimum delivery quantities and either refuse to make deliveries in quantities less than such minimums or, at Amoco's option, charge extra for making such deliveries.

     (c) CHANGES IN AND AT JOBBER'S ASSIGNED TERMINAL(S). Amoco shall have the right at any time to change Jobber's Assigned Terminal(s) and/or to limit the quantity of Product that Amoco shall make available to Jobber at any of said terminals. Amoco shall have the right to determine and designate the percentage of Jobber,s Schedule A quantities that Amoco will make available to Jobber at Jobber's Assigned Terminal(s).


18. DETERMINATION OF QUANTITIES. The quantities of Products sold hereunder shall be determined on the basis of the temperature thereof at 60(degree)F in accordance with "Table No. 6B of API Standard 2540, Manual of Petroleum Measurement Standards, Chapter 11.1--Volume Correction Factors--Volume II" (or any API/ASTM reissue or replacement thereof in effect at the time of measurement), or at Amoco's option, on the basis of gross volume, as established by Amoco for Jobber's class of trade in the applicable geographic area, or as otherwise required by law.

19. DEMURRAGE. Jobber shall pay any and all demurrage accruing on any barges, tank cars, transport and/or tank trucks or other means of transportation at the prevailing rates therefor, at the time of the particular delay. Jobber shall also pay to Amoco a tank car and/or truck transport rental at Amoco's then prevailing rates for each chargeable demurrage day.

20. REJECTION OF PRODUCTS AND NOTICE OF BREACH.

     (a) REJECTION MUST OCCUR WITHIN 48 HOURS OF RECEIPT. Jobber shall have 48 hours after receipt of the Products sold under the Contract to inspect and either accept or reject said Products. If Jobber retains the Products in its possession for a period in excess of 48 hours after receipt without rejecting said Products, this shall be regarded as an irrevocable acceptance by Jobber.


Page 7 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co. Inc.

     (b) REQUIRED PROCEDURES IF PRODUCTS REJECTED. If Products are rejected, notice must be given to Amoco so that it is received no later than five
         (5) business days after delivery of the Products to Jobber, fully specifying all claimed shortages, defects and/or nonconformities. The failure to specify any shortage, defect and/or nonconformity shall constitute a waiver of that shortage, defect or nonconformity.

     (c) REQUIRED PROCEDURES IF BREACH DISCOVERED AFTER ACCEPTANCE. In the event that the Products are accepted pursuant to the terms of this paragraph 20, Jobber agrees to notify Amoco in writing of any subsequently discovered breach of warranty which could not have reasonably been discovered by careful inspection at the time of delivery. Such notice shall be given within seven (7) days after discovery of the breach and must specify the facts constituting the alleged breach. Failure to give such notice shall be deemed conclusive evidence that Jobber has no valid claim for breach of warranty.

21. EXPRESS WARRANTIES, DISCLAIMERS AND DAMAGE LIMITS.

     (a) AMOCO WARRANTIES. Amoco warrants that the Products sold to Jobber under this Contract shall meet Amoco's then current specifications for the respective Product and that said Product shall be in merchantable condition.

     (b) NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ARE MADE.

     (c) RIGHT TO DAMAGES LIMITED. Under no circumstances shall Amoco be liable for incidental, special, punitive or consequential damages whether under warranty, tort, contract, strict liability or otherwise.

22. FORCE MAJEURE AND ALLOCATION.

     (a) FORCE MAJEURE. Amoco shall be excused from delay or nonperformance in the event of a refinery turnaround, whether partial or complete, or if it is otherwise unable to meet the demand for its Products at Amoco's normal and usual distribution points for supplying Jobber (regardless of whether or not Amoco may have diverted certain supplies from such distribution points in order to alleviate shortages at other distribution points), or in the event of failure or delay in delivery due to exhaustion, reduction or unavailability of Product, or stock or component necessary in the manufacture or production of such Product. Either party shall be excused from delay or nonperformance in the event of any condition whatsoever beyond said party's reasonable control, including without limitation: unavailability, failure, or delay of transportation; Acts of God, labor difficulties; explosions; storms; breakdown of machinery or equipment; fire; riots; war conditions in this or any other country; and compliance with any law or governmental order, regulation, recommendation, request or allocation program (whether voluntary or involuntary) affecting directly or indirectly said party's ability to perform hereunder.

     (b) ALLOCATION. In the event of any of the contingencies or conditions referred to in paragraph 22(a) above, Amoco shall have the right to curtail deliveries or allocate its supply of Product for sale among its customers in any manner which in its sole discretion is fair and reasonable in the circumstances, and shall not be obligated to obtain or purchase other supplies of Product or to in any way make up any Product not delivered. Jobber shall not hold Amoco responsible in any manner for any losses or damages which Jobber may claim as a result of any such curtailment or allocation by Amoco.

23. DISCONTINUANCE OF PRODUCT OR SERVICES. Amoco, at its sole option, at any time may: (a) discontinue the production or sale of any Product covered hereby; (b) change the specifications of any such Product; (c) replace any such Product with another Product; (d) change or withdraw the trademark applicable to any such Product; (e) change or withdraw services offered in connection with any such Product, including but not limited to, credit card privileges; and/or (f) withdraw from marketing any such Product in the geographic area encompassing Jobber's Schedule B area and/or in which Jobber's bulk plants or any of Jobber's Assigned Terminal(s) are located. Amoco shall not be liable to Jobber by reason of any such discontinuance, replacement, change or withdrawal.

24. COMPLIANCE WITH LAWS.

     (a) COMPLIANCE WITH LAWS GENERALLY. Jobber shall comply fully, and require its Jobber-Dealers and other customers to comply fully, with any and all applicable laws and regulations of any and all governmental authorities regarding the receipt, shipment, delivery, storage, handling, use, sale, dispensing, labeling, invoicing, advertising and/or promoting of the Products purchased under this Contract. Without limiting the foregoing, Jobber shall comply, fully, and require its Jobber-Dealers and other customers to comply fully, with any and all applicable laws and regulations, promulgated by any and all governmental occupational, health and safety agencies and/or environmental protection agencies.

     (b) COMPLIANCE WITH CLEAN AIR ACT REGULATIONS. Jobber shall comply with all of the obligations imposed by the following federal Clean Air Act regulations and any corresponding state counterparts, as amended: (1) 40 C.F.R. Part 80, Subpart D, regarding reformulated gasoline; (2) 40 C.F.R. Part 80, Subpart C, regarding oxygenated gasoline (3) 40 C.F.R.
         Part 80, Subpart B (specifically 40 C.F.R. sections 80.27 and 80.28), regarding gasoline volatility; (4) 40 C.F R. Part 80, Subpart B (specifically 40 C.F.R. sections 80.29 and 80.30), regarding sulphur content in diesel fuel; and (5) 40 C. F. R. Part 80, Subpart G, regarding deposit control additives in gasoline.


Page 8 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co. Inc.

     (c) AMOCO'S RIGHT TO MONITOR COMPLIANCE. As part of Amoco's compliance programs, Jobber acknowledges and agrees that Amoco shall have the right to enter upon any premises in or upon which any records necessary to demonstrate Jobber's compliance with the contractual obligations required in paragraph 24(b) above are kept. Jobber also grants to Amoco the right to obtain and/or copy any records, inspect any monitoring equipment or method and sample any Products covered by this Contract.

25. TAXES. Jobber shall pay, or shall reimburse Amoco for Amoco's payment of, any tax, inspection or environmental fee, duty, tariff or other like charge (including penalty and interest, if any) imposed, levied, or assessed by federal, state, local, Native American, or foreign authority upon the Products covered by this Contract, or upon the import, manufacture, storage, sale, use, transportation, delivery, or export of the Products covered by this Contract, or upon the privilege of doing any of these activities, whether imposed on or measured by the volume, price, or proceeds of sale of the Products covered by this Contract.

26. NOTICES. All notices given under this Contract shall be deemed properly served if delivered in writing personally or sent by certified mail (return receipt requested) to Amoco or Jobber at the addresses indicated in the introduction to this Contract. The date of notice shall be the date deposited in the U.S. mail or, if delivered personally, the date of delivery. Any change of address of a party shall be communicated to the other party by written notice in accordance with the terms of this paragraph 26.

27. ENTIRE AGREEMENT. This Contract cancels and supersedes all prior written and unwritten agreements, schedules, appendices, amendments and understandings between the parties pertaining to the matters covered in this Contract and contains the entire agreement between the parties. No representations or statements, other than those expressly set forth in this Contract were relied upon by the parties in entering into this Contract. No modification or waiver of, addition to, or deletion from the terms of this Contract shall be effective unless reduced to writing and signed by Jobber and a representative of Amoco authorized to execute this Contract.

28. SEVERABILITY. In the event one or more paragraphs of this Contract, or portions of any paragraph, are declared or adjudged invalid or void by a court of competent jurisdiction, the remaining paragraphs of this Contract, or remaining portions of any paragraph, shall remain in full force and affect. Amoco may, in the alternative and at its sole discretion, cancel this Contract with due notice to Jobber.

29. NO WAIVER. No course of dealing and no failure to act on any incident of breach under this Contract shall be construed against Amoco as a waiver of its right to act in the future. The waiver of any breach of any term or condition in this Contract shall not be construed as a waiver of any subsequent breach of the same or other term or condition. Any failure by Amoco to enforce its rights or to seek remedies under this Contract shall not prejudice its rights or available remedies for any subsequent breach by Jobber.

30. PARAGRAPH TITLES. The titles and subtitles of paragraphs in this Contract are for reference and identification purposes only. They are not intended to modify, restrict or expand upon the content of the paragraphs themselves.

31. EXECUTION. This Contract shall not be binding upon Amoco unless and until it is signed by Amoco's authorized representative and a fully executed copy is returned to Jobber.

In Witness Whereof, the parties hereto have executed this Contract on the date stated.




                                          Jobber:  Farstad Oil Co Inc
                                          --------------------------------------

                                          By: /s/ ILLEGIBLE
                                          --------------------------------------

                                          Title: PRESIDENT
                                          --------------------------------------

                                          Amoco Oil Company

                                          By: /s/ ILLEGIBLE
                                          --------------------------------------

                                          Title: JOBBER SALES MANAGER
                                          --------------------------------------



Page 9 - ELECTRONIC BRANDED JOBBER CONTRACT (26-930-GD)
For
Farstad Oil Co. Inc.

AMOCO
PETROLEUM PRODUCTS                       SCHEDULE A TO BRANDED JOBBER CONTRACT
MARKETING BUSINESS GROUP                 PRODUCT, QUANTITIES AND
                                         JOBBER'S ASSIGNED TERMINAL(S)

This schedule A ("Schedule A") dated the second day of November, 1998 is made part of and shall be attached to the branded jobber contract ("Contract") dated the first day of January, 1999 by and between Amoco Oil Company ("Amoco") and FARSTAD OIL, PO BOX 1842, MINOT, ND 58702 ("Jobber") pursuant to the applicable paragraphs of said Contract.

NOW, THEREFORE, Amoco and Jobber, intending to be legally bound, agree to the following:

1. THIS SCHEDULE A SUPERSEDES ALL PRIOR SCHEDULES. This Schedule A shall cancel and supersede any and all prior Schedule A schedules.

2.   PRODUCTS AND QUANTITIES.

     (a) CONTRACTS LONGER THAN ONE (1) YEAR. The branded petroleum products ("Products") and the quantities of those Products covered by the Contract shall be as set forth below for twelve (12) month periods beginning on the first day of the Contract term and each anniversary thereof. These Products and quantities shall be subject to changes at the end of each twelve (12) month period, at Amoco's option, with the submission to Jobber of an amended Schedule A. Within twenty (20) days after receiving an amended Schedule A, Jobber shall have the right to cancel the Contract upon thirty (30) days written notice. If Jobber does not cancel within this twenty (20) day period, it is expressly agreed and understood the Jobber shall abide by the terms and conditions of the amended Schedule A.

     (b) CONTRACTS OF ONE (1) YEAR OR LESS. In the case of a Contract with a term of one (1) year or less, the Products and the quantities of those Products covered by the Contract shall be as set forth below for the twelve (12) month period beginning on the first day of the Contract term and ending on the last day of said term.

3. JOBBER'S ASSIGNED TERMINAL(S). The Amoco terminals assigned to Jobber ("Jobber's Assigned Terminal(s)") shall be as set forth below. Amoco shall have the right at any time or times to change Jobber's Assigned Terminal(s) and/or to limit the quantity of any Product that Amoco shall make available to Jobber at Jobber's Assigned Terminal(s) including, but not limited to, the right to limit Jobber's supply of any Product to the monthly quantities set forth below and the right to further limit Jobber's supply of any Product by prorating said monthly quantities on a weekly or daily basis.

4. SUBMISSION OF SCHEDULE A DOES NOT GUARANTEE RENEWAL. No language in this Schedule A or any amendment shall be considered a commitment by either party that the franchise relationship will be renewed upon the expiration of the current Contract.

     Total Gasoline:                         14,850.2 MGals
     Total Distillate:                        6,279.7 MGals

--------------------------------------------------------------------------------
Terminal: JMSTN/AMOCO     00211-058   AOC-JAMESTOWN
      REGULAR GASOLINE            Jan-1999       71.9 MGals
                                  Feb-1999      125.0 MGals
                                  Mar-1999      104.6 MGals
                                  Apr-1999       43.6 MGals
                                  May-1999       44.2 MGals
                                  Jun-1999       30.2 MGals
                                  Jul-1999       55.7 MGals
                                  Aug-1999       95.2 MGals




                                  Sep-1999       69.3 MGals
                                  Oct-1999       76.4 MGals
                                              =======
                                  Total         715.7 MGals


      MID-GRADE GASOLINE          Jan-1999       6.9  MGals
                                  Feb-1999       9.7  MGals
                                  Mar-1999       5.1  MGals
                                  Apr-1999       5.5  MGals
                                  May-1999       2.0  MGals
                                  Jun-1999       8.0  MGals
                                  Jul-1999      11.0  MGals
                                  Aug-1999      20.2  MGals
                                  Sep-1999       6.0  MGals
                                  Oct-1999      22.6  MGals
                                             =======
                                  Total         97.2  MGals

      PREMIUM GASOLINE            Jan-1999      27.1  MGals
                                  Feb-1999      34.7  MGals
                                  Mar-1999      7.91  MGals
                                  Apr-1999      8.61  MGals
                                  May-1999      26.3  MGals
                                  Jun-1999      17.9  MGals
                                  Jul-1999      22.6  MGals
                                  Aug-1999      29.0  MGals
                                  Sep-1999       8.5  MGals
                                  Oct-1999      21.0  MGals
                                             =======
                                  Total        203.5  MGa1s

      PREMIER DIESEL FUEL (HS)    Jan-1999      49.5  MGals
                                  Feb-1999      63.1  MGals
                                  Mar-1999      40.4  MGals
                                  Apr-1999      71.0  MGals
                                  May-1999     114.9  MGals
                                  Jun-1999      35.1  MGals
                                  Jul-1999      65.2  MGals
                                  Aug-1999     122.5  MGals
                                  Sep-1999     100.9  MGals
                                  Oct-1999      88.3  MGals
                                             =======
                                  Total        751.0  MGals

      HS NO1 DISTILLATE           Jan-1999      14.2  MGals
                                  Oct-1999       3.0  MGals
                                             =======
                                  Total         17.2  MGals

      HS N02 DISTILLATE           Jan-1999     112.1  MGals
                                  Feb-1999      16.7  MGals
                                  Mar-1999      35.0  MGals
                                  Apr-1999      35.5  MGals
                                  May-1999      11.4  MGals
                                  Jul-1999      12.1  MGals
                                  Aug-1999       9.0  MGals
                                  Sep-1999       2.2  MGals
                                  Oct-1999      40.4  MGals
                                             =======
                                  Total        274.4  MGals

--------------------------------------------------------------------------------
Terminal: MANDN/AMOCO      00084-048        AOC-MANDAN

      REGULAR GASOLINE            Jan-1999     139.3  MGals
                                  Feb-1999     177.5  MGals
                                  Mar-1999     213.9  MGals
                                  Apr-1999      62.6  MGals
                                  May-1999      62.8  MGa1s
                                  Jun-1999     153.0  MGals




                                  Jul-1999    3564.6  MGals
                                  Aug-1999     524.5  MGals
                                  Sep-1999     191.9  MGals
                                  Oct-1999     148.2  MGals
                                             =======
                                  Total      2,028.4  MGals

      MID-GRADE GASOLINE          Jan-1999     113.8  MGals
                                  Feb-1999      67.3  MGals
                                  Mar-1999     105.5  MGals
                                  Apr-1999      84.3  MGals
                                  May-1999      99.1  MGals
                                  Jun-1999      88.6  MGals
                                  Jul-1999     128.9  MGals
                                  Aug-1999     103.2  MGals
                                  Sep-1999      95.9  MGals
                                  Oct-1999     101.0  MGals
                                             =======
                                  Total        987.4  MGa1s


      PREMIER GASOLINE            Jan-1999      98.3  MGals
                                  Feb-1999      81.0  MGals
                                  Mar-1999     136.4  MGals
                                  Apr-1999      96.0  MGals
                                  May-1999     104.9  MGals
                                  Jun-1999     124.4  MGals
                                  Jul-1999     150.9  MGals
                                  Aug-1999     138.9  MGals
                                  Sep-1999     124.6  MGals
                                  Oct-1999     105.5  MGals
                                             =======
                                  Total      1,161.0  MGals

      PREMIER DIESEL FUEL (HS)    Jan-1999      95.5  MGals
                                  Feb-1999     165.1  MGals
                                  Mar-1999     222.2  MGals
                                  Apr-1999     259.3  MGals
                                  May-1999     288.0  MGals
                                  Jun-1999     119.4  MGals
                                  Jul-1999     143.3  MGals
                                  Aug-1999     327.3  MGals
                                  Sep-1999     216.9  MGals
                                  Oct-1999      95.7  MGals
                                             =======
                                  Total      1,932.8  MGals

      HS NO1 DISTILLATE           Jan-1999      16.6  MGals
                                  Feb-1999       4.5  MGals
                                  Mar-1999      21.9  MGals
                                  Jul-1999       5.0  MGals
                                  Aug-1999       1.6  MGals
                                  Sep-1999      10.9  MGals
                                  Oct-1999      41.6  MGals
                                             =======
                                  Total        102.0  MGals

      HS NO2 DISTILLATE           Jan-1999     115.5  MGals
                                  Feb-1999     110.7  MGals
                                  Mar-1999     101.1  MGals
                                  Apr-1999     284.3  MGals
                                  May-1999     273.2  MGals
                                  Jun-1999     160.0  MGals
                                  Jul-1999     321.7  MGals
                                  Aug-1999     561.1  MGals
                                  Sep-1999     177.5  MGals
                                  Oct-1999     110.3  MGals
                                             =======
                                  Total      2,215.3  MGals



      HEAVY FUEL OIL              May-1999       5.5  MGals
                                             =======
                                  Total          5.5  MGals

--------------------------------------------------------------------------------
Terminal:  MINOT/CENEX     05143-099        CENEX-MINOT

      REGULAR GASOLINE            Jan-1999     539.4  MGals
                                  Feb-1999     540.4  MGals
                                  Mar-1999     636.1  MGals
                                  Apr-1999     660.5  MGals
                                  May-1999     743.4  MGals
                                  Jun-1999     707.7  MGals
                                  Jul-1999     700.6  MGals
                                  Aug-1999     591.7  MGals
                                  Sep-1999     638.3  MGals
                                  Oct-1999     626.2  MGals
                                             =======
                                  Total      6,384.3  MGals

      LS NO1 DISTILLATE           Jan-1999      12.2  MGals
                                  Mar-1999       3.0  MGals
                                  Sep-1999       1.1  MGals
                                             =======
                                  Total         16.3  MGals

      LS NO2 DISTILLATE           Jan-1999       5.6  MGals
                                  Feb-1999      26.6  MGals
                                  Mar-1999      14.7  MGals
                                  Apr-1999      19.4  MGals
                                  May-1999      32.0  MGals
                                  Jun-1999      59.2  MGals
                                  Jul-1999     132.6  MGals
                                  Aug-1999      49.7  MGals
                                  Sep-1999      17.2  MGals
                                  Oct-1999      28.4  MGals
                                             =======
                                  Total        385.4  MGals


--------------------------------------------------------------------------------
Terminal: MORHD/AMOCO       00210-058         AOC-MOORHEAD

      REGULAR GASOLINE            Jan-1999      24.2  MGals
                                  Feb-1999      32.0  MGals
                                  Mar-1999      31.9  MGals
                                  Apr-1999      42.2  MGals
                                  May-1999      46.2  MGals
                                  Jun-1999      49.8  MGals
                                  Jul-1999      59.8  MGals
                                  Aug-1999      83.7  MGals
                                  Sep-1999      46.3  MGals
                                  Oct-1999      48.0  MGals
                                             =======
                                  Total        464.1  MGals

      REGULAR OXYGENATED          Jan-1999     174.2  MGals
                                  Feb-1999     141.9  MGals
                                  Mar-1999     187.8  MGals
                                  Apr-1999     213.6  MGals
                                  May-1999     229.3  MGals
                                  Jun-1999     234.2  MGals
                                  Jul-1999     272.0  MGals
                                  Aug-1999     257.6  MGals
                                  Sep-1999     223.4  MGals
                                  Oct-1999     207.7  MGals
                                             =======
                                  Total      2,141.8  MGals

      MID-GRADE GASOLINE          Jan-1999       5.7  MGals
                                  Feb-1999       3.1  MGals
                                  Mar-1999       6.6  MGals



                                  Apr-1999       5.5  MGals
                                  May-1999       6.3  MGals
                                  Jun-1999       8.0  MGals
                                  Jul-1999       9.4  MGals
                                  Aug-1999      12.9  MGals
                                  Sep-1999       7.3  MGals
                                  Oct-1999       6.5  MGals
                                              ======
                                  Total         71.2  MGals

      MID-GRADE OXYGENATED        Jan-1999      13.0  MGals
                                  Feb-1999      13.8  MGals
                                  Mar-1999      16.7  MGals
                                  Apr-1999      14.8  MGals
                                  May-1999      20.9  MGals
                                  Jun-1999      17.7  MGals
                                  Jul-1999      22.1  MGals
                                  Aug-1999      23.4  MGals
                                  Sep-1999      11.4  MGals
                                  Oct-1999      17.5  MGals
                                             =======
                                  Total        171.2  MGals

      PREMIUM GASOLINE            Jan-1999       6.2  MGals
                                  Mar-1999       5.0  MGals
                                  Apr-1999       2.8  MGals
                                  May-1999      14.7  MGals
                                  Jun-1999       1.5  MGals
                                  Jul-1999      17.0  MGals
                                  Aug-1999      40.3  MGals
                                  Sep-1999       4.7  MGals
                                  Oct-1999       4.5  MGals
                                             =======
                                  Total         96.7  MGals

      PREMIUM OXYGENATED          Jan-1999      22.1  MGals
                                  Feb-1999      25.5  MGals
                                  Mar-1999      21.9  MGals
                                  Apr-1999      28.9  MGals
                                  May-1999      24.4  MGals
                                  Jun-1999      39.4  MGals
                                  Jul-1999      52.1  MGals
                                  Aug-1999      37.1  MGals
                                  Sep-1999      30.8  MGals
                                  Oct-1999      32.4  MGals
                                             =======
                                  Total        314.6  MGals

      PREMIER DIESEL FUEL (HS)    Jan-1999      21.7  MGals
                                  Feb-1999      28.9  MGals
                                  Mar-1999      11.3  MGals
                                  Apr-1999      15.8  MGals
                                  May-1999      12.9  MGals
                                  Jun-1999      16.5  MGals
                                  Jul-1999      40.3  MGals
                                  Aug-1999      19.0  MGals
                                  Sep-1999      17.3  MGals
                                  Oct-1999       8.6  MGals
                                             =======
                                  Total        192.3  MGals

      HS NO1 DISTILLATE           Jan-1999      13.8  MGals
                                  Feb-1999      11.2  MGals
                                  Mar-1999       3.6  MGals
                                  Apr-1999       2.0  MGals
                                  Aug-1999       2.1  MGals
                                  Oct-1999       8.8  MGals
                                             =======
                                  Total         41.4  MGals




      HS NO2 DISTILLATE           Jan-1999      40.0  MGals
                                  Feb-1999      20.0  MGals
                                  Mar-1999      47.3  MGals
                                  Apr-1999      51.5  MGals
                                  May-1999      16.2  MGals
                                  Jun-1999      11.0  MGals
                                  Jul-1999      36.7  MGals
                                  Aug-1999      34.8  MGals
                                  Sep-1999      40.4  MGals
                                  Oct-1999      33.9  MGals
                                             =======
                                  Total        331.8  MGals

      LS NO2 DISTILLATE           Apr-1999       1.7  MGals
                                  Jun-1999       1.7  MGals
                                             =======
                                  Total          3.4  MGals


--------------------------------------------------------------------------------
Terminal:  MORHD/PLWIL     06749-057        WILLIAMS P/L-FARGO

      LS NO2 DISTILLATE           Aug-1999      10.9  MGals
                                             =======
                                  Total         10.9  MGals


--------------------------------------------------------------------------------
Terminal:  RAPCY/PLKAN     00631-057        KANEB P/L-RAPID CITY

      REGULAR GASOLINE            Apr-1999      11.8  MGals
                                             =======
                                  Total         11.8  MGals


--------------------------------------------------------------------------------
Terminal:  SAUKC/AMOCO     00209-058        AOC-SAUK CENTERE

      PREMIUM GASOLINE            Jun-1999       1.5  MGals
                                             =======
                                  Total          1.5  MGals